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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Axia Incorporated on Form S-4 of our report on Axia Finance Corporation dated June 23, 1998, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE
Houston, Texas
September 29, 1998